CONSUMERS BANCORP, INC. CONSUMERS BANCORP, INC. ANNUAL SHAREHOLDER MEETING ANNUAL SHAREHOLDER MEETING OCTOBER 15, 2008 OCTOBER 15, 2008 Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
This presentation may include forward-looking statements
This presentation may include forward-looking statements
for purposes of the safe harbor provisions of the Private
for purposes of the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995.  Such forward-
Securities Litigation Reform Act of 1995.  Such forward-
looking statements are based upon specific assumptions
looking statements are based upon specific assumptions
and are subject to uncertainties and factors relating to the and are subject to uncertainties and factors relating to the company’s operations and business environment, all of
company’s operations and business environment, all of
which are difficult to predict and many of which are beyond
which are difficult to predict and many of which are beyond
the control of the company.  These uncertainties and factors the control of the company.  These uncertainties and factors could cause actual results of the company to differ
could cause actual results of the company to differ
materially from those expressed or implied in the forward
materially from those expressed or implied in the forward
looking statements  contained in the foregoing discussion.
looking statements  contained in the foregoing discussion.
A more complete disclosure about forward-looking
A more complete disclosure about forward-looking
statements can be found in our most recent annual report
statements can be found in our most recent annual report
on Form 10-K and quarterly report on Form 10-Q.  The
on Form 10-K and quarterly report on Form 10-Q.  The
company undertakes no obligation to update any forward-
company undertakes no obligation to update any forward-
looking statements as a result of future developments or
looking statements as a result of future developments or
new information.
new information.

2008 FINANCIAL 2008 FINANCIAL PERFORMANCE PERFORMANCE

Five-Year Asset –
Loan Growth  (1)
15% (31.1 MM)
increase in assets
7.7% ($10.9MM)
increase in loan
portfolio
11.3% ($19.2MM)
increase in
deposits
2008 deposit
market share %
increased in seven
of ten markets (2)
(1) Consumers Bancorp, Inc. Form 10-K (June 2008)
(2) FDIC Summary of Deposits (June 2007, 2008)
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
$220,000
$240,000
2004 2005 2006 2007 2008
Assets Loans Deposits

Checking Account Balance Trend (1)
$51,028
$52,052
$52,256
$57,780
$46,000
$48,000
$50,000
$52,000
$54,000
$56,000
$58,000
2005 2006 2007 2008
Checking Accounts
$5.5 MM  (10.5%)
growth in 2008.
Strong DDA / NOW
funding (25% of
assets) is key to the
bank’s margin
performance
Supports
noninterest income
growth
(1) Consumers Bancorp, Inc. Form 10-K (June 2008)

ROE & ROA Trend (1)
1.13%
1.03%
0.59%
0.63%
0.82%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
2004 2006 2008
ROA
(1) Consumers Bancorp, Inc. Form 10-K (June 2008)
11.65%
10.24%
6.08%
6.43%
9.09%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2004 2005 2006 20072008
ROE

Earning & Dividends Per Share (1)
(1) Consumers Bancorp, Inc. Form 10-K (June 2008)
0.97
0.91
0.55
0.6
0.88
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
2004 2006 2008
Earnings / Share
0.34
0.36
0.32
0.26
0.34
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
2004 2006 2008
Dividends / Share

Equity (1)
At June 30, 2008: Bank exceeded well-capitalized level by $4.6 MM
Tier 1 to Tier 1 to
Avg. Avg.
Assets Assets
Tier 1 to Tier 1 to
RWA RWA
Capital to Capital to
RWA RWA
Minimum
Required to be
well -capitalized
Actual Actual
6/30/08 6/30/08
5.0% 5.0% $11.3 $11.3 7.7% 7.7% $17.5 $17.5
6.0% 6.0% $10.0 $10.0 10.5% 10.5% $17.5 $17.5
10.0% 10.0% $16.6 $16.6 12.7% 12.7% $21.2 $21.2
Ratio Ratio $ $ Ratio Ratio $ $
(1) Consumers Bancorp, Inc. Form 10-K (June 2008)
$17,000
$17,500
$18,000
$18,500
$19,000
$19,500
$20,000
2004 2006 2008
Equity

THE PRESENT THE PRESENT

The Environment
The Environment
IndyMac
IndyMac
WaMu
WaMu
Wachovia
Wachovia
Government Bailouts
Government Bailouts
Lehman Brothers
Lehman Brothers
Mortgage Crisis
Mortgage Crisis
Credit Crisis
Credit Crisis
Bear Stearns
Bear Stearns
Fannie Mae
Fannie Mae
Freddie Mac
Freddie Mac
DJIA Below 8,000
DJIA Below 8,000
Slashed Dividends
Slashed Dividends
Uncertainty
Uncertainty
Fear
Fear

The Effect
The Effect
Funds are moving from the market to insured
Funds are moving from the market to insured
deposit accounts--increased insurance coverage
deposit accounts--increased insurance coverage
to $250,000 per depositor is contributing to this
to $250,000 per depositor is contributing to this
flow of funds
flow of funds
We monitor deposit movement and remain
We monitor deposit movement and remain
relatively liquid to enable rapid response
relatively liquid to enable rapid response
We are counseling customers on their options
We are counseling customers on their options
We are stressing the local community bank
We are stressing the local community bank
difference—we are the solution; not the problem
difference—we are the solution; not the problem
We continue
We continue
to lend to credit-worthy borrowers
to lend to credit-worthy borrowers

THE FUTURE THE FUTURE PEOPLE PEOPLE TECHNOLOGY TECHNOLOGY COMMUNITY COMMUNITY

Because people make the difference we
Because people make the difference we
have invested in:
have invested in:
Full-time manager in East
Full-time manager in East
Canton branch
Canton branch
Full-time manager in
Full-time manager in
Louisville branch
Louisville branch
Additional business
Additional business
development officer in
development officer in
east markets
east markets
Business development
Business development
officer in Alliance market
officer in Alliance market
New business
New business
development officer in
development officer in
south markets
south markets
Additional portfolio
Additional portfolio
manager in west market
manager in west market
Portfolio Assistant for
Portfolio Assistant for
central and east markets
central and east markets
Full time Director of
Full time Director of
Marketing
Marketing
The Goal:
Increase Exposure
Increase Accessibility
Increase Customer Service

e-Courier Deposit
e-Courier Deposit
Customers make
Customers make
deposits electronically
deposits electronically
from their business
from their business
location
location
Expand Consumers’
Expand Consumers’
market reach beyond
market reach beyond
the existing branch
the existing branch
network
network
Deepen relationships
Deepen relationships
with geographically
with geographically
diverse loan customers
diverse loan customers
Expand deposit base
Expand deposit base
with minimal capital
with minimal capital
investment
investment

e-Courier Deposit
e-Courier Deposit
Financial Insights projects
Financial Insights projects
that by 2011 25% of all
that by 2011 25% of all
businesses will use remote
businesses will use remote
deposit capture on a regular
deposit capture on a regular
basis (1).
basis (1).
There are 19,832 businesses
There are 19,832 businesses
in our three county market:
in our three county market:
Carroll (1,023); Columbiana
Carroll (1,023); Columbiana
(4,860) and Stark (13,949)
(4,860) and Stark (13,949)
(2).
(2).
(1) Bank Technology News (9/2007)
(2) BancIntelligence (10/2008)

CNB MOBILE CONNECT -- BANK ANYWHERE, ANYTIME

Mobile Connect—We are ready Mobile Connect—We are ready Celent’s report on mobile banking indicates that 35% of U.S. households will access their banking accounts using mobile phones by 2010

Expanded ATM Network Expanded ATM Network 480 FREE ATMS IN OHIO THOUSANDS NATIONWIDE

Money Pass ATM Network
Money Pass ATM Network
24,000,000 cardholders
24,000,000 cardholders (1)
(1)
750+ Participating
750+ Participating
Institutions
Institutions (1)
(1)
Strong Midwest, Mid-
Strong Midwest, Mid-
Atlantic and West
Atlantic and West
coverage
coverage
Web-based ATM locator
Web-based ATM locator
Retain & attract
Retain & attract
customers by providing
customers by providing
necessary convenience
necessary convenience
and value
and value
(1) Moneypass.com

COMMUNITY COMMUNITY

Community Involvement Community Involvement

Community Support
Community Support
Habitat for Humanity
Habitat for Humanity
Chambers of Commerce
Chambers of Commerce
Alliance Area Development
Alliance Area Development
Foundation & Greater
Foundation & Greater
Alliance Development Corp.
Alliance Development Corp.
YMCA
YMCA
Community Action Agency
Community Action Agency
Big Brothers / Sisters
Big Brothers / Sisters
Mayor’s Economic Advisory
Mayor’s Economic Advisory
Board—Salem
Board—Salem
Community Action Credit
Community Action Credit
Counseling
Counseling
4-
4-
H Programs
H Programs
Rotary Committees
Rotary Committees
Kiwanis
Kiwanis
Junior Achievement
Junior Achievement
(Stark & Mahoning)
(Stark & Mahoning)
Alliance Balloon Lift-off
Alliance Balloon Lift-off
Municipal and Civic
Municipal and Civic
Organization Loans
Organization Loans
Church Loan Program
Church Loan Program

The Management Team
The Management Team
R. Geis-Deposit Ops.
R. Geis-Deposit Ops.
S. Gross-
S. Gross-
Risk Mgt.
Risk Mgt.
P. Hugenberg-CIO
P. Hugenberg-CIO
P. Suarez-
P. Suarez-
SLO
SLO
R. Wood-CFO
R. Wood-CFO
S. Badman
S. Badman
–
–
Marketing
Marketing
M. Berresford
M. Berresford
-
-
Facilities
Facilities
L. Carper –
L. Carper –
Loan Ops.
Loan Ops.
K. Chuckalovchak-
K. Chuckalovchak-
IT
IT
D. Downard
D. Downard
–
–
Investment
Investment
Services
Services
R. Gilroy-Credit
R. Gilroy-Credit
F. Lang -
F. Lang -
Security
Security
L. Ray –
L. Ray –
Br. Operations
Br. Operations
S. Tsirelis-
S. Tsirelis-
HR
HR
J. Wenderoth-
J. Wenderoth-
Br. Admin
Br. Admin
133 Years of banking
experience in the
senior management
group

LEVERAGE YOUR INVESTMENT
LEVERAGE YOUR INVESTMENT
Make Consumers National Bank your bank on a personal and
Make Consumers National Bank your bank on a personal and
business level.
business level.
Be aware of the role community banks play in the local economy.
Be aware of the role community banks play in the local economy.
Become an advocate of community banking. Know the diffference.
Become an advocate of community banking. Know the diffference.
Stay aware of the impact legislation may have on your bank and
Stay aware of the impact legislation may have on your bank and communicate concerns to your legislators.  Events are developing communicate concerns to your legislators.  Events are developing quickly, however, targeted efforts to affect change can make a quickly, however, targeted efforts to affect change can make a difference.
difference.
Refer
Refer
personal
personal
and
and
business
business
associates
associates
to
to
your
your
community
community
bank.
bank.

Consumers National Bank direct mail marketing piece